EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Legato Merger Corp. III (the “Company”) on Form 10-K/A for the year ended November 30, 2025 as filed with the Securities and Exchange Commission (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: April 13, 2026	LEGATO MERGER CORP. III
(Registrant)

	By:	/s/ Gregory Monahan
Gregory Monahan
CHIEF EXECUTIVE OFFICER
(PRINCIPAL EXECUTIVE OFFICER) and DIRECTOR

Dated: April 13, 2026	LEGATO MERGER CORP. III
(Registrant)

	By:	/s/ Adam Jaffe
Adam Jaffe
CHIEF FINANCIAL OFFICER
(PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER), SECRETARY and DIRECTOR